Exhibit 99.2

Investor Supplement
Fourth Quarter 2021
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to:

•changes in the frequency and severity of insurance claims;
•claim development and the process of estimating claim reserves;
•the impacts of inflation;
•product demand and pricing;
•effects of governmental and regulatory actions;
•litigation outcomes;
•investment risks;
•cybersecurity risks;
•impact of catastrophes; and
•other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”).

The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary catastrophe that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on Kemper’s operating and financial results.

Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Investor Supplement, including any such statements related to the Pandemic.

Exhibit 99.2
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Pages 34-35.

Kemper Corporation
Investor Supplement
Fourth Quarter 2021

Kemper Corporation
Consolidated Financial Highlights
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
For Period Ended
Earned Premiums	$1,359.1	$1,356.1	$1,337.7	$1,200.8	$1,214.0	$1,206.5	$1,085.3	$1,166.4	$5,253.7	$4,672.2
Net Investment Income	108.4	101.9	113.9	103.1	102.7	92.1	67.8	85.6	427.3	348.2
Change in Value of Alternative Energy Partnership Investments	(14.3)	(23.8)	(7.7)	(15.4)	—	—	—	—	(61.2)	—
Other Income	—	1.5	1.8	1.5	1.9	0.9	1.5	90.3	4.8	94.6
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	22.2	(0.6)	40.8	52.2	73.1	45.2	71.6	(117.8)	114.6	72.1
Net Investment Gains (Loss)	18.5	9.5	16.0	9.8	0.4	9.0	4.7	4.5	53.8	18.6
Total Revenues	$1,493.9	$1,444.6	$1,502.5	$1,352.0	$1,392.1	$1,353.7	$1,230.9	$1,229.0	$5,793.0	$5,205.7

Net Income (Loss)	$(105.8)	$(75.3)	$(62.6)	$123.2	$97.5	$122.3	$126.1	$64.0	$(120.5)	$409.9
Adjusted Consolidated Net Operating Income (Loss) [1]	$(130.8)	$(75.8)	$(99.4)	$87.2	$105.8	$90.9	$79.2	$162.9	$(218.8)	$438.8

Per Unrestricted Common Share Amounts:
Basic:
Net Income (Loss)	$(1.66)	$(1.18)	$(0.97)	$1.88	$1.49	$1.87	$1.93	$0.96	$(1.87)	$6.24
Adjusted Consolidated Net Operating Income (Loss) [1]	$(2.05)	$(1.19)	$(1.54)	$1.33	$1.62	$1.39	$1.21	$2.45	$(3.40)	$6.68
Diluted:
Net Income (Loss)	$(1.66)	$(1.18)	$(0.97)	$1.85	$1.46	$1.83	$1.91	$0.95	$(1.87)	$6.14
Adjusted Consolidated Net Operating Income (Loss) [1]	$(2.05)	$(1.19)	$(1.54)	$1.31	$1.59	$1.36	$1.20	$2.43	$(3.40)	$6.57

Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.30	$0.30	$0.30	$0.30	$1.24	$1.20

At Period End
Total Assets	$14,916.5	$14,977.2	$14,950.7	$14,203.7	$14,341.9	$14,090.4	$13,489.4	$12,932.3
Insurance Reserves	$6,313.6	$6,120.3	$5,982.4	$5,541.1	$5,510.0	$5,461.5	$5,375.0	$5,442.4
Debt	$1,121.9	$1,122.1	$1,122.3	$1,122.6	$1,172.8	$1,173.0	$777.7	$778.1
Shareholders’ Equity	$4,007.7	$4,151.2	$4,306.2	$4,339.1	$4,563.4	$4,347.5	$4,187.9	$3,760.8
Shareholders’ Equity Excluding Goodwill[1,2]	$2,695.7	$2,839.2	$2,994.3	$3,225.1	$3,449.4	$3,233.5	$3,073.9	$2,646.8
Common Shares Issued and Outstanding (In Millions)	63.685	63.652	63.636	65.016	65.436	65.406	65.282	65.365
Book Value Per Share[2]	$62.93	$65.22	$67.67	$66.74	$69.74	$66.47	$64.15	$57.54
Book Value Per Share Excluding Goodwill[1,2]	$42.33	$44.61	$47.05	$49.60	$52.71	$49.44	$47.09	$40.49
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$55.04	$56.94	$58.39	$60.00	$58.67	$56.63	$55.13	$53.53
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1,2]	$34.44	$36.33	$37.77	$42.87	$41.65	$39.60	$38.07	$36.49
Debt to Total Capitalization[2]	21.9%	21.3%	20.7%	20.6%	20.4%	21.2%	15.7%	17.1%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	(2.8)%	1.9%	6.4%	11.1%	9.8%	10.8%	11.4%	11.8%
[1] Non-GAAP Financial Measure. See page 34 for definition.
[2] See Capital Metrics on pages 8-9 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation
Consolidated Statements of Income
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Revenues:
Earned Premiums	$1,359.1	$1,356.1	$1,337.7	$1,200.8	$1,214.0	$1,206.5	$1,085.3	$1,166.4	$5,253.7	$4,672.2
Net Investment Income	108.4	101.9	113.9	103.1	102.7	92.1	67.8	85.6	427.3	348.2
Change in Value of Alternative Energy Partnership Investments	(14.3)	(23.8)	(7.7)	(15.4)	—	—	—	—	(61.2)	—
Other Income	—	1.5	1.8	1.5	1.9	0.9	1.5	90.3	4.8	94.6
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	22.2	(0.6)	40.8	52.2	73.1	45.2	71.6	(117.8)	114.6	72.1
Net Realized Gains (Losses) on Sales of Investments	21.7	10.1	19.2	13.8	(0.1)	10.0	11.7	16.5	64.8	38.1
Impairment Losses	(3.2)	(0.6)	(3.2)	(4.0)	0.5	(1.0)	(7.0)	(12.0)	(11.0)	(19.5)
Total Revenues	1,493.9	1,444.6	1,502.5	1,352.0	1,392.1	1,353.7	1,230.9	1,229.0	5,793.0	5,205.7
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	1,276.0	1,211.2	1,224.1	889.5	863.4	877.5	747.5	835.2	4,600.8	3,323.6
Insurance Expenses	309.1	311.3	314.0	283.7	279.3	276.9	272.7	271.6	1,218.1	1,100.5
Interest and Other Expenses	56.2	51.9	54.1	57.2	128.8	47.2	51.0	44.5	219.4	271.5
Total Expenses	1,641.3	1,574.4	1,592.2	1,230.4	1,271.5	1,201.6	1,071.2	1,151.3	6,038.3	4,695.6
Income (Loss) before Income Taxes	(147.4)	(129.8)	(89.7)	121.6	120.6	152.1	159.7	77.7	(245.3)	510.1
Income Tax Benefit (Expense)	41.6	54.5	27.1	1.6	(23.1)	(29.8)	(33.6)	(13.7)	124.8	(100.2)
Net Income (Loss)	$(105.8)	$(75.3)	$(62.6)	$123.2	$97.5	$122.3	$126.1	$64.0	$(120.5)	$409.9
Income (Loss) Per Unrestricted Share:
Basic	$(1.66)	$(1.18)	$(0.97)	$1.88	$1.49	$1.87	$1.93	$0.96	$(1.87)	$6.24
Diluted	$(1.66)	$(1.18)	$(0.97)	$1.85	$1.46	$1.83	$1.91	$0.95	$(1.87)	$6.14
Net Income (Loss) Per Unrestricted Share:
Basic	$(1.66)	$(1.18)	$(0.97)	$1.88	$1.49	$1.87	$1.93	$0.96	$(1.87)	$6.24
Diluted	$(1.66)	$(1.18)	$(0.97)	$1.85	$1.46	$1.83	$1.91	$0.95	$(1.87)	$6.14
Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.30	$0.30	$0.30	$0.30	$1.24	$1.20
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	63.655	63.628	64.377	65.425	65.414	65.363	65.258	66.516	64.264	65.636

Kemper Corporation
Consolidated Balance Sheets
(Dollars in Millions)
(Unaudited)

	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Assets:
Investments:
Fixed Maturities at Fair Value	$7,986.9	$7,885.1	$7,835.0	$7,479.4	$7,605.9	$7,504.8	$7,480.4	$6,998.5
Equity Securities at Fair Value	830.6	969.6	957.7	897.4	858.5	788.2	783.3	709.8
Equity Securities at Modified Cost	32.3	33.0	32.5	36.0	40.1	48.4	48.1	44.8
Equity Method Limited Liability Investments	241.9	255.1	245.5	219.2	204.0	206.2	209.9	226.3
Alternative Energy Partnerships	39.6	54.2	46.6	54.4	21.3	—	—	—
Convertible Securities at Fair Value	46.4	44.1	43.6	42.6	39.9	36.3	35.0	32.8
Short-term Investments at Cost which Approximates Fair Value	284.1	259.7	370.6	196.9	875.4	628.8	154.2	166.7
Other Investments	925.6	921.5	910.8	896.8	779.0	762.8	757.5	760.2
Total Investments	10,387.4	10,422.3	10,442.3	9,822.7	10,424.1	9,975.5	9,468.4	8,939.1
Cash	148.2	119.8	105.1	547.4	206.1	352.2	389.3	301.3
Receivables from Policyholders	1,418.7	1,481.2	1,479.9	1,260.9	1,194.5	1,249.3	1,165.3	1,219.1
Other Receivables	207.3	207.3	214.9	225.4	222.4	214.0	207.1	207.8
Deferred Policy Acquisition Costs	677.6	676.6	652.7	611.7	589.3	578.2	560.8	551.5
Goodwill	1,312.0	1,312.0	1,311.9	1,114.0	1,114.0	1,114.0	1,114.0	1,114.0
Current Income Tax Assets	173.1	138.7	94.2	65.6	15.6	33.1	3.5	17.8
Other Assets	592.2	619.3	649.7	556.0	575.9	574.1	581.0	581.7
Total Assets	$14,916.5	$14,977.2	$14,950.7	$14,203.7	$14,341.9	$14,090.4	$13,489.4	$12,932.3
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,540.9	$3,524.1	$3,551.6	$3,541.6	$3,527.5	$3,511.5	$3,497.7	$3,500.8
Property and Casualty	2,772.7	2,596.2	2,430.8	1,999.5	1,982.5	1,950.0	1,877.3	1,941.6
Total Insurance Reserves	6,313.6	6,120.3	5,982.4	5,541.1	5,510.0	5,461.5	5,375.0	5,442.4
Unearned Premiums	1,898.7	1,965.7	1,968.1	1,713.0	1,615.1	1,681.6	1,642.6	1,621.4
Policyholder Contract Liabilities	504.0	481.8	442.7	466.5	467.0	503.7	520.3	430.5
Deferred Income Tax Liabilities	227.0	242.4	269.6	227.6	285.7	245.5	226.8	116.0
Accrued Expenses and Other Liabilities	843.6	893.7	859.4	793.8	727.9	677.6	759.1	783.1
Long-term Debt, Current and Non-current, at Amortized Cost	1,121.9	1,122.1	1,122.3	1,122.6	1,172.8	1,173.0	777.7	778.1
Total Liabilities	10,908.8	10,826.0	10,644.5	9,864.6	9,778.5	9,742.9	9,301.5	9,171.5
Shareholders’ Equity:
Common Stock	6.4	6.4	6.4	6.5	6.5	6.5	6.5	6.5
Paid-in Capital	1,790.7	1,777.0	1,770.9	1,802.1	1,805.2	1,798.5	1,792.5	1,788.2
Retained Earnings	1,762.5	1,888.4	1,985.9	2,140.0	2,071.2	1,993.5	1,891.6	1,791.2
Accumulated Other Comprehensive Income	448.1	479.4	543.0	390.5	680.5	549.0	497.3	174.9
Total Shareholders’ Equity	4,007.7	4,151.2	4,306.2	4,339.1	4,563.4	4,347.5	4,187.9	3,760.8
Total Liabilities and Shareholders’ Equity	$14,916.5	$14,977.2	$14,950.7	$14,203.7	$14,341.9	$14,090.4	$13,489.4	$12,932.3

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Year Ended
	Dec 31, 2021	Dec 31, 2020
Cash Flows from Operating Activities:
Net Income (Loss)	$(120.5)	$409.9
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Net Realized Investment (Gains) Losses	(64.8)	(38.1)
Impairment Losses	11.0	19.5
Depreciation and Amortization of Property, Equipment and Software	46.3	36.2
Amortization of Intangibles Assets Acquired	53.5	18.8
Settlement Costs Related to Defined Benefit Pension Plan	—	64.1
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	(33.5)	(4.0)
Loss from Alternative Energy Partnership Investments	61.2	—
(Increase) Decrease in Value of Equity and Convertible Securities	(114.6)	(72.1)
Changes in:
Receivables from Policyholders	(75.2)	(77.4)
Reinsurance Recoverables	20.6	16.8
Deferred Policy Acquisition Costs	(88.3)	(52.3)
Insurance Reserves	623.1	38.3
Unearned Premiums	105.9	69.6
Income Taxes	(163.1)	46.5
Other Assets and Liabilities	89.1	(27.8)
Net Cash Provided by Operating Activities	350.7	448.0

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Year Ended
	Dec 31, 2021	Dec 31, 2020
Net Cash Provided by Operating Activities (Carryforward from page 6)	$350.7	$448.0
Cash Flows from Investing Activities:
Proceeds from Sales, Calls, and Maturities of Fixed Maturities	1,388.9	972.4
Proceeds from the Sales of Investments:
Equity Securities	316.6	434.4
Real Estate Investments	8.0	5.4
Mortgage Loans	70.8	25.5
Other Investments	47.5	45.2
Purchases of Investments:
Fixed Maturities	(1,825.4)	(1,293.3)
Equity Securities	(124.3)	(319.1)
Real Estate Investments	(5.1)	(0.5)
Corporate-Owned Life Insurance	(100.0)	(100.0)
Mortgage Loans	(119.9)	(52.7)
Other Investments	(104.9)	(43.5)
Net Sales (Purchases) of Short-term Investments	687.2	(390.8)
Acquisition of Business, Net of Cash Acquired	(316.6)	—
Acquisition of Software and Long-lived Assets	(57.8)	(53.4)
Other	16.8	13.4
Net Cash Provided (Used In) by Investing Activities	(118.2)	(757.0)
Cash Flows from Financing Activities:
Repayment of Long-Term Debt	(50.0)	—
Net Proceeds from Issuance of Long-term Debt	—	395.6
Proceeds from Policyholder Contract Obligations	386.8	467.0
Repayment of Policyholder Contract Obligations	(394.0)	(304.8)
Proceeds from Shares Issued under Employee Stock Purchase Plan	5.4	4.4
Common Stock Repurchases	(161.7)	(110.4)
Dividends and Dividend Equivalents Paid	(80.6)	(78.9)
Other	3.7	5.4
Net Cash Provided by (Used In) Financing Activities	(290.4)	378.3
Increase (Decrease) in Cash	(57.9)	69.3
Cash, Beginning of Year	206.1	136.8
Cash, End of Period	$148.2	$206.1

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Book Value Per Share
Numerator
Shareholders’ Equity	$4,007.7	$4,151.2	$4,306.2	$4,339.1	$4,563.4	$4,347.5	$4,187.9	$3,760.8
Less: Goodwill	(1,312.0)	(1,312.0)	(1,311.9)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)
Shareholders’ Equity Excluding Goodwill[1]	$2,695.7	$2,839.2	$2,994.3	$3,225.1	$3,449.4	$3,233.5	$3,073.9	$2,646.8
Shareholders’ Equity	$4,007.7	$4,151.2	$4,306.2	$4,339.1	$4,563.4	$4,347.5	$4,187.9	$3,760.8
Less: Net Unrealized Gains on Fixed Maturities	(502.6)	(526.9)	(590.5)	(438.0)	(724.0)	(643.7)	(588.6)	(261.6)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,505.1	$3,624.3	$3,715.7	$3,901.1	$3,839.4	$3,703.8	$3,599.3	$3,499.2
Less: Goodwill	(1,312.0)	(1,312.0)	(1,311.9)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,193.1	$2,312.3	$2,403.8	$2,787.1	$2,725.4	$2,589.8	$2,485.3	$2,385.2
Denominator
Common Shares Issued and Outstanding	63.685	63.652	63.636	65.016	65.436	65.406	65.282	65.365
Book Value Per Share	$62.93	$65.22	$67.67	$66.74	$69.74	$66.47	$64.15	$57.54
Book Value Per Share Excluding Goodwill[1]	$42.33	$44.61	$47.05	$49.60	$52.71	$49.44	$47.09	$40.49
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1]	$55.04	$56.94	$58.39	$60.00	$58.67	$56.63	$55.13	$53.53
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$34.44	$36.33	$37.77	$42.87	$41.65	$39.60	$38.07	$36.49
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$(120.5)	$82.8	$280.4	$469.1	$409.9	$437.1	$443.8	$439.8
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$4,273.5	$4,341.5	$4,348.8	$4,239.7	$4,166.4	$4,032.5	$3,899.8	$3,726.2
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	(2.8)%	1.9%	6.4%	11.1%	9.8%	10.8%	11.4%	11.8%
Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$3,040.7	$3,148.3	$3,195.2	$3,125.7	$3,052.4	$2,918.5	$2,785.8	$2,612.7
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	(4.0)%	2.6%	8.8%	15.0%	13.4%	15.0%	15.9%	16.8%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,717.1	$3,756.8	$3,751.8	$3,708.5	$3,636.0	$3,554.7	$3,477.1	$3,372.9
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5-point Average)[1]	(3.2)%	2.2%	7.5%	12.6%	11.3%	12.3%	12.8%	13.0%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,484.3	$2,563.7	$2,598.3	$2,594.5	$2,522.0	$2,440.7	$2,363.1	$2,259.4
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill (5-point Average)[1]	(4.9)%	3.2%	10.8%	18.1%	16.3%	17.9%	18.8%	19.5%
[1] Non-GAAP financial measure. See definitions beginning on page 34.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Debt and Total Capitalization
Debt	$1,121.9	$1,122.1	$1,122.3	$1,122.6	$1,172.8	$1,173.0	$777.7	$778.1
Shareholders’ Equity	4,007.7	4,151.2	4,306.2	4,339.1	4,563.4	4,347.5	4,187.9	3,760.8
Total Capitalization	$5,129.6	$5,273.3	$5,428.5	$5,461.7	$5,736.2	$5,520.5	$4,965.6	$4,538.9
Ratio of Debt to Shareholders’ Equity	28.0%	27.0%	26.1%	25.9%	25.7%	27.0%	18.6%	20.7%
Ratio of Debt to Total Capitalization	21.9%	21.3%	20.7%	20.6%	20.4%	21.2%	15.7%	17.1%

Parent Company Liquidity
Kemper Holding Company Cash and Investments[1]	$233.9	$330.6	$214.8	$607.1	$733.2	$738.7	$270.5	$199.1
Borrowings Available Under Credit Agreement	400.0	400.0	400.0	400.0	400.0	400.0	400.0	400.0
Parent Company Liquidity	$633.9	$730.6	$614.8	$1,007.1	$1,133.2	$1,138.7	$670.5	$599.1

Capital Returned to Shareholders
Cash Dividends Paid [2]	$19.9	$19.7	$20.4	$21.0	$19.7	$19.7	$19.7	$20.0
[1] Includes Kemper's direct non-insurance subsidiaries
[2] Three Months Ended

Kemper Corporation
Debt Outstanding, FHLB Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Kemper Corporation:
Term Loan due July 5, 2023	—	—	—	—	49.9	49.9	49.9	49.9
Senior Notes at Amortized Cost:
5.000% Senior Notes due September 19, 2022	276.7	277.1	277.6	277.9	278.3	278.7	279.1	279.6
4.350% Senior Notes due February 15, 2025	449.0	448.9	448.8	448.9	448.8	448.8	448.7	448.6
2.400% Senior Notes due September 30, 2030	396.2	396.1	395.9	395.8	395.8	395.6	—	—
Long-term Debt Outstanding	$1,121.9	$1,122.1	$1,122.3	$1,122.6	$1,172.8	$1,173.0	$777.7	$778.1

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$401.9	$378.9	$382.8	$407.5	$407.8	$444.1	$454.3	$364.2
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of San Francisco	$—	$—	$—	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	BBB	Baa3	BBB	BBB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A	A3	A	A
United Insurance Company of America	A	A3	A-	A-
Reserve National Insurance Company	A	NR	NR	NR
Infinity Insurance Company	A	A3	A	NR

NR - Not Rated

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Specialty Automobile	$918.1	$920.6	$909.6	$785.4	$796.1	$792.2	$689.8	$753.2	$3,533.7	$3,031.3
Commercial Automobile	114.2	107.7	100.7	92.2	86.3	79.2	69.2	69.3	414.8	304.0
Total Specialty Property & Casualty Insurance Earned Premiums	1,032.3	1,028.3	1,010.3	877.6	882.4	871.4	759.0	822.5	3,948.5	3,335.3
Net Investment Income	37.8	37.0	42.7	35.0	37.9	30.5	16.9	28.8	152.5	114.1
Change in Value of Alternative Energy Partnership Investments	(6.7)	(11.3)	(3.7)	(7.3)	—	—	—	—	(29.0)	—
Other Income	1.0	1.2	1.0	0.9	0.4	0.4	0.1	0.9	4.1	1.8
Total Specialty Property & Casualty Insurance Revenues	1,064.4	1,055.2	1,050.3	906.2	920.7	902.3	776.0	852.2	4,076.1	3,451.2
Preferred Property & Casualty Insurance:
Earned Premiums:
Preferred Automobile	101.4	102.6	103.5	103.0	107.1	110.6	99.1	114.9	410.5	431.7
Homeowners	52.7	52.5	51.3	50.8	53.3	55.0	55.6	56.8	207.3	220.7
Other Personal	8.5	8.6	8.4	8.4	8.8	8.9	8.9	9.2	33.9	35.8
Total Preferred Property & Casualty Insurance Earned Premiums	162.6	163.7	163.2	162.2	169.2	174.5	163.6	180.9	651.7	688.2
Net Investment Income	17.1	16.1	19.5	15.9	13.4	10.3	4.3	9.7	68.6	37.7
Change in Value of Alternative Energy Partnership Investments	(3.8)	(6.4)	(2.0)	(4.1)	—	—	—	—	(16.3)	—
Other Income	—	—	—	—	—	—	0.1	—	—	0.1
Total Preferred Property & Casualty Insurance Revenues	175.9	173.4	180.7	174.0	182.6	184.8	168.0	190.6	704.0	726.0
Life & Health Insurance:
Earned Premiums:
Life	101.5	101.5	100.6	98.1	96.5	96.3	95.7	97.2	401.7	385.7
Accident and Health	47.6	47.0	47.9	47.4	50.2	48.9	50.8	49.4	189.9	199.3
Property	15.1	15.6	15.7	15.5	15.7	15.4	16.2	16.4	61.9	63.7
Total Life & Health Insurance Earned Premiums	164.2	164.1	164.2	161.0	162.4	160.6	162.7	163.0	653.5	648.7
Net Investment Income	50.8	48.4	52.4	51.1	52.8	50.7	44.3	51.0	202.7	198.8
Change in Value of Alternative Energy Partnership Investments	(3.7)	(6.1)	(2.0)	(4.0)	—	—	—	—	(15.8)	—
Other Income	(1.6)	0.1	0.1	0.1	—	—	0.5	0.1	(1.3)	0.6
Total Life & Health Insurance Revenues	209.7	206.5	214.7	208.2	215.2	211.3	207.5	214.1	839.1	848.1
Total Segment Revenues	1,450.0	1,435.1	1,445.7	1,288.4	1,318.5	1,298.4	1,151.5	1,256.9	5,619.2	5,025.3
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	22.2	(0.6)	40.8	52.2	73.1	45.2	71.6	(117.8)	114.6	72.1
Net Realized Gains (Losses) on Sales of Investments	21.7	10.1	19.2	13.8	(0.1)	10.0	11.7	16.5	64.8	38.1
Impairment Losses	(3.2)	(0.6)	(3.2)	(4.0)	0.5	(1.0)	(7.0)	(12.0)	(11.0)	(19.5)
Other	3.2	0.6	—	1.6	0.1	1.1	3.1	85.4	5.4	89.7
Total Revenues	$1,493.9	$1,444.6	$1,502.5	$1,352.0	$1,392.1	$1,353.7	$1,230.9	$1,229.0	$5,793.0	$5,205.7

Kemper Corporation
Segment Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Segment Operating Income (Loss):
Specialty Property & Casualty Insurance	$(163.4)	$(91.8)	$(122.1)	$85.2	$111.5	$149.9	$84.5	$75.0	$(292.1)	$420.9
Preferred Property & Casualty Insurance	(12.0)	(17.4)	(13.4)	3.0	19.8	(41.8)	0.8	23.0	(39.8)	1.8
Life & Health Insurance	4.0	(5.9)	13.2	(0.8)	9.6	15.2	19.9	26.5	10.5	71.2
Total Segment Operating Income (Loss)	(171.4)	(115.1)	(122.3)	87.4	140.9	123.3	105.2	124.5	(321.4)	493.9
Partial Satisfaction of Judgment	—	—	—	—	—	—	—	89.4	—	89.4
Other	(7.6)	(15.5)	(13.8)	(11.5)	(9.7)	(11.0)	(4.7)	(11.1)	(48.4)	(36.5)
Corporate and Other Operating Income (Loss)	(7.6)	(15.5)	(13.8)	(11.5)	(9.7)	(11.0)	(4.7)	78.3	(48.4)	52.9
Total Operating Income (Loss)	(179.0)	(130.6)	(136.1)	75.9	131.2	112.3	100.5	202.8	(369.8)	546.8
Income From:
Change in Fair Value of Equity and Convertible Securities	22.2	(0.6)	40.8	52.2	73.1	45.2	71.6	(117.8)	114.6	72.1
Net Realized Gains (Losses) on Sales of Investments	21.7	10.1	19.2	13.8	(0.1)	10.0	11.7	16.5	64.8	38.1
Impairment Losses	(3.2)	(0.6)	(3.2)	(4.0)	0.5	(1.0)	(7.0)	(12.0)	(11.0)	(19.5)
Acquisition Related Transaction, Integration and Other Costs	(9.1)	(8.1)	(10.4)	(16.3)	(20.0)	(14.4)	(17.1)	(11.8)	(43.9)	(63.3)
Debt Extinguishment, Pension and Other Charges	—	—	—	—	(64.1)	—	—	—	—	(64.1)
Income (Loss) before Income Taxes	$(147.4)	$(129.8)	$(89.7)	$121.6	$120.6	$152.1	$159.7	$77.7	$(245.3)	$510.1
Segment Net Operating Income (Loss):
Specialty Property & Casualty Insurance	$(125.2)	$(59.3)	$(91.7)	$80.1	$91.1	$119.2	$67.5	$60.1	$(196.1)	$337.9
Preferred Property & Casualty Insurance	(7.4)	(6.4)	(8.3)	9.6	16.9	(32.7)	0.9	18.4	(12.5)	3.5
Life & Health Insurance	5.1	2.8	13.0	7.3	9.4	12.2	16.1	22.3	28.2	60.0
Total Segment Net Operating Income (Loss)	(127.5)	(62.9)	(87.0)	97.0	117.4	98.7	84.5	100.8	(180.4)	401.4
Corporate and Other Net Operating Income (Loss) From:
Partial Satisfaction of Legal Judgment	—	—	—	—	—	—	—	70.6	—	70.6
Other	(3.3)	(12.9)	(12.4)	(9.8)	(11.6)	(7.8)	(5.3)	(8.5)	(38.4)	(33.2)
Corporate and Other Net Operating Income (Loss)	(3.3)	(12.9)	(12.4)	(9.8)	(11.6)	(7.8)	(5.3)	62.1	(38.4)	37.4
Adjusted Consolidated Net Operating Income (Loss)	(130.8)	(75.8)	(99.4)	87.2	105.8	90.9	79.2	162.9	(218.8)	438.8
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	17.5	(0.5)	32.3	41.2	57.8	35.7	56.6	(93.1)	90.5	57.0
Net Realized Gains (Losses) on Sales of Investments	17.2	7.9	15.2	10.9	(0.1)	7.9	9.3	13.0	51.2	30.1
Impairment Losses	(2.5)	(0.5)	(2.5)	(3.2)	0.4	(0.8)	(5.5)	(9.5)	(8.7)	(15.4)
Acquisition Related Transaction, Integration and Other Costs	(7.2)	(6.4)	(8.2)	(12.9)	(15.8)	(11.4)	(13.5)	(9.3)	(34.7)	(50.0)
Debt Extinguishment, Pension and Other Charges	—	—	—	—	(50.6)	—	—	—	—	(50.6)
Net Income (Loss)	$(105.8)	$(75.3)	$(62.6)	$123.2	$97.5	$122.3	$126.1	$64.0	$(120.5)	$409.9

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

	Year Ended December 31, 2021
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	52	$15.7	58	$42.6	47	$5.0	65	$56.1
$5 - $10	—	—	3	21.5	1	8.0	2	16.5
$10 - $15	—	—	1	15.0	—	—	—	—
$15 - $20	—	—	—	—	—	—	2	35.2
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	52	$15.7	62	$79.1	48	$13.0	69	$107.8

	Year Ended December 31, 2020
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	55	$12.3	48	$42.0	34	$12.4	60	$51.2
$5 - $10	—	—	5	40.0	—	—	5	40.2
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	1	15.3
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	55	$12.3	53	$82.0	34	$12.4	66	$106.7

[1] Current accident year net incurred catastrophe Losses and LAE only

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Net Premiums Written	$979.0	$1,024.3	$1,082.0	$972.0	$829.2	$914.2	$780.9	$911.2	$4,057.3	$3,435.5

Total Specialty P&C
Specialty Personal Automobile	918.1	920.6	909.6	785.4	796.1	792.2	689.8	753.2	3,533.7	3,031.3
Commercial Automobile	114.2	107.7	100.7	92.2	86.3	79.2	69.2	69.3	414.8	304.0
Earned Premium	$1,032.3	$1,028.3	$1,010.3	$877.6	$882.4	$871.4	$759.0	$822.5	$3,948.5	$3,335.3
Net Investment Income	37.8	37.0	42.7	35.0	37.9	30.5	16.9	28.8	152.5	114.1
Change in Value of Alternative Energy Partnership Investments	(6.7)	(11.3)	(3.7)	(7.3)	—	—	—	—	(29.0)	—
Other Income	1.0	1.2	1.0	0.9	0.4	0.4	0.1	0.9	4.1	1.8
Total Revenues	1,064.4	1,055.2	1,050.3	906.2	920.7	902.3	776.0	852.2	4,076.1	3,451.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	1,028.5	924.4	877.4	650.0	626.2	589.0	515.8	619.8	3,480.3	2,350.8
Catastrophe Losses and LAE	2.5	3.4	8.1	1.7	5.5	2.1	4.5	0.2	15.7	12.3
Prior Years:
Non-catastrophe Losses and LAE	(7.6)	25.1	81.3	(1.4)	(1.7)	1.9	9.6	5.3	97.4	15.1
Catastrophe Losses and LAE	—	(0.1)	—	0.4	0.1	(0.1)	—	0.2	0.3	0.2
Total Incurred Losses and LAE	1,023.4	952.8	966.8	650.7	630.1	592.9	529.9	625.5	3,593.7	2,378.4
Insurance Expenses	204.4	194.2	205.6	170.3	179.1	159.5	161.2	152.1	774.5	651.9
Other Expenses	—	—	—	—	—	—	0.4	(0.4)	—	—
Operating Income (Loss)	(163.4)	(91.8)	(122.1)	85.2	111.5	149.9	84.5	75.0	(292.1)	420.9
Income Tax Benefit (Expense)	38.2	32.5	30.4	(5.1)	(20.4)	(30.7)	(17.0)	(14.9)	96.0	(83.0)
Segment Net Operating Income (Loss)	$(125.2)	$(59.3)	$(91.7)	$80.1	$91.1	$119.2	$67.5	$60.1	$(196.1)	$337.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	99.6%	90.0%	86.9%	74.1%	71.0%	67.6%	67.9%	75.4%	88.1%	70.4%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.3	0.8	0.2	0.6	0.2	0.6	—	0.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	2.4	8.0	(0.2)	(0.2)	0.2	1.3	0.6	2.5	0.5
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	99.1	92.7	95.7	74.1	71.4	68.0	69.8	76.0	91.0	71.3
Insurance Expense Ratio	19.8	18.9	20.4	19.4	20.3	18.3	21.2	18.5	19.6	19.5
Combined Ratio	118.9%	111.6%	116.1%	93.5%	91.7%	86.3%	91.0%	94.5%	110.6%	90.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	99.6%	90.0%	86.9%	74.1%	71.0%	67.6%	67.9%	75.4%	88.1%	70.4%
Insurance Expense Ratio	19.8	18.9	20.4	19.4	20.3	18.3	21.2	18.5	19.6	19.5
Underlying Combined Ratio	119.4%	108.9%	107.3%	93.5%	91.3%	85.9%	89.1%	93.9%	107.7%	89.9%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	118.9%	111.6%	116.1%	93.5%	91.7%	86.3%	91.0%	94.5%	110.6%	90.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.2	0.3	0.8	0.2	0.6	0.2	0.6	—	0.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	2.4	8.0	(0.2)	(0.2)	0.2	1.3	0.6	2.5	0.5
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—	—
Underlying Combined Ratio	119.4%	108.9%	107.3%	93.5%	91.3%	85.9%	89.1%	93.9%	107.7%	89.9%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Insurance Reserves:
Non-Standard Automobile	$1,985.8	$1,841.1	$1,703.1	$1,304.7	$1,308.3	$1,271.9	$1,252.6	$1,326.3
Commercial Automobile	333.9	302.4	281.6	257.2	236.5	223.0	221.0	215.1
Insurance Reserves	$2,319.7	$2,143.5	$1,984.7	$1,561.9	$1,544.8	$1,494.9	$1,473.6	$1,541.4
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$1,157.9	$1,071.1	$1,005.8	$799.7	$744.6	$718.8	$667.9	$716.0
Incurred but Not Reported	953.0	881.6	810.2	614.1	653.6	631.8	660.8	679.1
Total Loss Reserves	2,110.9	1,952.7	1,816.0	1,413.8	1,398.2	1,350.6	1,328.7	1,395.1
Unallocated LAE Reserves	208.8	190.8	168.7	148.1	146.6	144.3	144.9	146.3
Insurance Reserves	$2,319.7	$2,143.5	$1,984.7	$1,561.9	$1,544.8	$1,494.9	$1,473.6	$1,541.4

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Specialty Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Net Premiums Written	$858.7	$902.7	$964.3	$861.5	$736.3	$819.4	$700.5	$830.3	$3,587.2	$3,086.5

Earned Premiums	$918.1	$920.6	$909.6	$785.4	$796.1	$792.2	$689.8	$753.2	$3,533.7	$3,031.3
Net Investment Income	31.5	30.9	35.4	29.1	32.4	26.2	15.2	24.8	126.9	98.6
Change in Value of Alternative Energy Partnership Investments	(5.3)	(8.9)	(2.9)	(5.8)	—	—	—	—	(22.9)	—
Other Income	1.0	1.2	1.0	0.9	0.4	0.4	0.1	0.8	4.1	1.7
Total Revenues	945.3	943.8	943.1	809.6	828.9	818.8	705.1	778.8	3,641.8	3,131.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	938.5	843.9	805.1	586.4	569.1	543.4	472.4	576.0	3,173.9	2,160.9
Catastrophe Losses and LAE	2.3	3.1	7.4	1.6	5.2	2.0	4.2	0.2	14.4	11.6
Prior Years:
Non-catastrophe Losses and LAE	(11.7)	25.1	76.0	(4.4)	(3.1)	2.1	11.2	17.8	85.0	28.0
Catastrophe Losses and LAE	—	(0.1)	—	0.4	—	(0.1)	0.1	0.2	0.3	0.2
Total Incurred Losses and LAE	929.1	872.0	888.5	584.0	571.2	547.4	487.9	594.2	3,273.6	2,200.7
Insurance Expenses	184.3	176.0	187.7	155.3	162.8	145.6	146.7	139.2	703.3	594.3
Other Expenses	—	—	—	—	—	—	0.4	(0.4)	—	—
Operating Income (Loss)	(168.1)	(104.2)	(133.1)	70.3	94.9	125.8	70.1	45.8	(335.1)	336.6
Income Benefit (Expense)	38.4	32.4	31.8	(4.6)	(17.5)	(25.7)	(14.2)	(8.8)	98.0	(66.2)
Total Product Line Net Operating Income (Loss)	$(129.7)	$(71.8)	$(101.3)	$65.7	$77.4	$100.1	$55.9	$37.0	$(237.1)	$270.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	102.2%	91.7%	88.5%	74.7%	71.4%	68.5%	68.5%	76.5%	89.8%	71.3%
Current Year Catastrophe Losses and LAE Ratio	0.3	0.3	0.8	0.2	0.7	0.3	0.6	—	0.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(1.3)	2.7	8.4	(0.6)	(0.4)	0.3	1.6	2.4	2.4	0.9
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	0.1	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	101.2	94.7	97.7	74.4	71.7	69.1	70.7	78.9	92.6	72.6
Insurance Expense Ratio	20.1	19.1	20.6	19.8	20.4	18.4	21.3	18.5	19.9	19.6
Combined Ratio	121.3%	113.8%	118.3%	94.2%	92.1%	87.5%	92.0%	97.4%	112.5%	92.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	102.2%	91.7%	88.5%	74.7%	71.4%	68.5%	68.5%	76.5%	89.8%	71.3%
Insurance Expense Ratio	20.1	19.1	20.6	19.8	20.4	18.4	21.3	18.5	19.9	19.6
Underlying Combined Ratio	122.3%	110.8%	109.1%	94.5%	91.8%	86.9%	89.8%	95.0%	109.7%	90.9%
Non-GAAP Measure Reconciliation
Combined Ratio	121.3%	113.8%	118.3%	94.2%	92.1%	87.5%	92.0%	97.4%	112.5%	92.2%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.3	0.3	0.8	0.2	0.7	0.3	0.6	—	0.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(1.3)	2.7	8.4	(0.6)	(0.4)	0.3	1.6	2.4	2.4	0.9
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	0.1	—	—	—	—	—	—
Underlying Combined Ratio	122.3%	110.8%	109.1%	94.5%	91.8%	86.9%	89.8%	95.0%	109.7%	90.9%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Net Premiums Written	$120.3	$121.6	$117.7	$110.5	$92.9	$94.8	$80.4	$80.9	$470.1	$349.0

Earned Premiums	$114.2	$107.7	$100.7	$92.2	$86.3	$79.2	$69.2	$69.3	$414.8	$304.0
Net Investment Income	6.3	6.1	7.3	5.9	5.5	4.3	1.7	4.0	25.6	15.5
Change in Value of Alternative Energy Partnership Investments	(1.4)	(2.4)	(0.8)	(1.5)	—	—	—	—	(6.1)	—
Other Income	—	—	—	—	—	—	—	0.1	—	0.1
Total Revenues	119.1	111.4	107.2	96.6	91.8	83.5	70.9	73.4	434.3	319.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	90.0	80.5	72.3	63.6	57.1	45.6	43.4	43.8	306.4	189.9
Catastrophe Losses and LAE	0.2	0.3	0.7	0.1	0.3	0.1	0.3	—	1.3	0.7
Prior Years:
Non-catastrophe Losses and LAE	4.1	—	5.3	3.0	1.4	(0.2)	(1.6)	(12.5)	12.4	(12.9)
Catastrophe Losses and LAE	—	—	—	—	0.1	—	(0.1)	—	—	—
Total Incurred Losses and LAE	94.3	80.8	78.3	66.7	58.9	45.5	42.0	31.3	320.1	177.7
Insurance Expenses	20.1	18.2	17.9	15.0	16.3	13.9	14.5	12.9	71.2	57.6
Operating Income (Loss)	4.7	12.4	11.0	14.9	16.6	24.1	14.4	29.2	43.0	84.3
Income Tax Benefit (Expense)	(0.2)	0.1	(1.4)	(0.5)	(2.9)	(5.0)	(2.8)	(6.1)	(2.0)	(16.8)
Total Product Line Net Operating Income (Loss)	$4.5	$12.5	$9.6	$14.4	$13.7	$19.1	$11.6	$23.1	$41.0	$67.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.8%	74.7%	71.8%	68.9%	66.3%	57.6%	62.7%	63.2%	73.9%	62.5%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.3	0.7	0.1	0.3	0.1	0.4	—	0.3	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	3.6	—	5.3	3.3	1.6	(0.3)	(2.3)	(18.0)	3.0	(4.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	0.1	—	(0.1)	—	—	—
Total Incurred Loss and LAE Ratio	82.6	75.0	77.8	72.3	68.3	57.4	60.7	45.2	77.2	58.5
Insurance Expense Ratio	17.6	16.9	17.8	16.3	18.9	17.6	21.0	18.6	17.2	18.9
Combined Ratio	100.2%	91.9%	95.6%	88.6%	87.2%	75.0%	81.7%	63.8%	94.4%	77.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	78.8%	74.7%	71.8%	68.9%	66.3%	57.6%	62.7%	63.2%	73.9%	62.5%
Insurance Expense Ratio	17.6	16.9	17.8	16.3	18.9	17.6	21.0	18.6	17.2	18.9
Underlying Combined Ratio	96.4%	91.6%	89.6%	85.2%	85.2%	75.2%	83.7%	81.8%	91.1%	81.4%
Non-GAAP Measure Reconciliation
Combined Ratio	100.2%	91.9%	95.6%	88.6%	87.2%	75.0%	81.7%	63.8%	94.4%	77.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.2	0.3	0.7	0.1	0.3	0.1	0.4	—	0.3	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	3.6	—	5.3	3.3	1.6	(0.3)	(2.3)	(18.0)	3.0	(4.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	0.1	—	(0.1)	—	—	—
Underlying Combined Ratio	96.4%	91.6%	89.6%	85.2%	85.2%	75.2%	83.7%	81.8%	91.1%	81.4%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Net Premiums Written	$153.2	$164.8	$169.6	$154.4	$155.2	$172.2	$161.5	$164.1	$642.0	$653.0

Earned Premiums	$162.6	$163.7	$163.2	$162.2	$169.2	$174.5	$163.6	$180.9	$651.7	$688.2
Net Investment Income	17.1	16.1	19.5	15.9	13.4	10.3	4.3	9.7	68.6	37.7
Change in Value of Alternative Energy Partnership Investments	(3.8)	(6.4)	(2.0)	(4.1)	—	—	—	—	(16.3)	—
Other Income	—	—	—	—	—	—	0.1	—	—	0.1
Total Revenues	175.9	173.4	180.7	174.0	182.6	184.8	168.0	190.6	704.0	726.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	122.4	115.6	116.2	96.2	107.1	102.8	82.5	108.5	450.4	400.9
Catastrophe Losses and LAE	7.5	23.4	24.2	24.0	(5.3)	61.9	20.6	4.8	79.1	82.0
Prior Years:
Non-catastrophe Losses and LAE	8.4	—	5.0	0.1	9.5	6.3	8.2	(3.3)	13.5	20.7
Catastrophe Losses and LAE	(2.0)	0.1	(3.4)	(0.3)	0.1	0.1	0.4	(1.1)	(5.6)	(0.5)
Total Incurred Losses and LAE	136.3	139.1	142.0	120.0	111.4	171.1	111.7	108.9	537.4	503.1
Insurance Expenses	51.6	51.7	52.1	51.0	51.4	55.5	55.5	58.7	206.4	221.1
Operating Income (Loss)	(12.0)	(17.4)	(13.4)	3.0	19.8	(41.8)	0.8	23.0	(39.8)	1.8
Income Tax Benefit (Expense)	4.6	11.0	5.1	6.6	(2.9)	9.1	0.1	(4.6)	27.3	1.7
Segment Net Operating Income (Loss)	$(7.4)	$(6.4)	$(8.3)	$9.6	$16.9	$(32.7)	$0.9	$18.4	$(12.5)	$3.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.2%	70.6%	71.2%	59.3%	63.2%	58.9%	50.5%	59.9%	69.2%	58.3%
Current Year Catastrophe Losses and LAE Ratio	4.6	14.3	14.8	14.8	(3.1)	35.5	12.6	2.7	12.1	11.9
Prior Years Non-catastrophe Losses and LAE Ratio	5.2	—	3.1	0.1	5.6	3.6	5.0	(1.8)	2.1	3.0
Prior Years Catastrophe Losses and LAE Ratio	(1.2)	0.1	(2.1)	(0.2)	0.1	0.1	0.2	(0.6)	(0.9)	(0.1)
Total Incurred Loss and LAE Ratio	83.8	85.0	87.0	74.0	65.8	98.1	68.3	60.2	82.5	73.1
Insurance Expense Ratio	31.7	31.6	31.9	31.4	30.4	31.8	33.9	32.4	31.7	32.1
Combined Ratio	115.5%	116.6%	118.9%	105.4%	96.2%	129.9%	102.2%	92.6%	114.2%	105.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	75.2%	70.6%	71.2%	59.3%	63.2%	58.9%	50.5%	59.9%	69.2%	58.3%
Insurance Expense Ratio	31.7	31.6	31.9	31.4	30.4	31.8	33.9	32.4	31.7	32.1
Underlying Combined Ratio	106.9%	102.2%	103.1%	90.7%	93.6%	90.7%	84.4%	92.3%	100.9%	90.4%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	115.5%	116.6%	118.9%	105.4%	96.2%	129.9%	102.2%	92.6%	114.2%	105.2%
Less:
Current Year Catastrophe Losses and LAE Ratio	4.6	14.3	14.8	14.8	(3.1)	35.5	12.6	2.7	12.1	11.9
Prior Years Non-catastrophe Losses and LAE Ratio	5.2	—	3.1	0.1	5.6	3.6	5.0	(1.8)	2.1	3.0
Prior Years Catastrophe Losses and LAE Ratio	(1.2)	0.1	(2.1)	(0.2)	0.1	0.1	0.2	(0.6)	(0.9)	(0.1)
Underlying Combined Ratio	106.9%	102.2%	103.1%	90.7%	93.6%	90.7%	84.4%	92.3%	100.9%	90.4%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Insurance Reserves:
Preferred Automobile	$308.6	$290.0	$282.9	$275.9	$281.3	$265.2	$252.8	$254.8
Homeowners	95.4	108.5	110.7	107.6	104.0	137.9	99.5	90.8
Other Personal	29.2	30.1	31.0	30.7	26.3	25.5	25.7	28.8
Insurance Reserves	$433.2	$428.6	$424.6	$414.2	$411.6	$428.6	$378.0	$374.4
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$272.5	$280.8	$282.3	$282.0	$262.2	$266.8	$230.7	$231.1
Incurred but Not Reported	131.9	120.4	116.1	105.6	122.0	134.2	119.6	115.1
Total Loss Reserves	404.4	401.2	398.4	387.6	384.2	401.0	350.3	346.2
Unallocated LAE Reserves	28.8	27.4	26.2	26.6	27.4	27.6	27.7	28.2
Insurance Reserves	$433.2	$428.6	$424.6	$414.2	$411.6	$428.6	$378.0	$374.4

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Net Premiums Written	$95.2	$99.9	$104.4	$100.4	$98.8	$107.2	$95.6	$105.9	$399.9	$407.5

Earned Premiums	$101.4	$102.6	$103.5	$103.0	$107.1	$110.6	$99.1	$114.9	$410.5	$431.7
Net Investment Income	7.9	7.4	9.0	7.3	7.9	6.1	2.5	5.8	31.6	22.3
Change in Value of Alternative Energy Partnership Investments	(1.7)	(3.0)	(0.9)	(1.9)	—	—	—	—	(7.5)	—
Other Income	—	—	—	—	—	—	0.1	—	—	0.1
Total Revenues	107.6	107.0	111.6	108.4	115.0	116.7	101.7	120.7	434.6	454.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	96.2	84.8	81.6	67.8	78.0	72.2	53.8	75.9	330.4	279.9
Catastrophe Losses and LAE	1.3	2.7	2.8	0.6	0.4	1.8	2.0	0.2	7.4	4.4
Prior Years:
Non-catastrophe Losses and LAE	7.3	0.1	3.6	1.2	9.9	5.9	9.7	2.2	12.2	27.7
Catastrophe Losses and LAE	(0.1)	0.1	(0.2)	0.1	(0.4)	(0.2)	(0.3)	(0.1)	(0.1)	(1.0)
Total Incurred Losses and LAE	104.7	87.7	87.8	69.7	87.9	79.7	65.2	78.2	349.9	311.0
Insurance Expenses	32.7	32.7	33.6	32.8	32.3	34.7	34.0	36.1	131.8	137.1
Operating Income (Loss)	(29.8)	(13.4)	(9.8)	5.9	(5.2)	2.3	2.5	6.4	(47.1)	6.0
Income Tax Benefit (Expense)	7.2	6.2	3.1	2.1	1.9	(0.3)	(0.4)	(1.2)	18.6	—
Total Product Line Net Operating Income (Loss)	$(22.6)	$(7.2)	$(6.7)	$8.0	$(3.3)	$2.0	$2.1	$5.2	$(28.5)	$6.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	94.9%	82.7%	78.8%	65.8%	72.9%	65.4%	54.3%	66.1%	80.4%	64.8%
Current Year Catastrophe Losses and LAE Ratio	1.3	2.6	2.7	0.6	0.4	1.6	2.0	0.2	1.8	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	7.2	0.1	3.5	1.2	9.2	5.3	9.8	1.9	3.0	6.4
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	0.1	(0.2)	0.1	(0.4)	(0.2)	(0.3)	(0.1)	—	(0.2)
Total Incurred Loss and LAE Ratio	103.3	85.5	84.8	67.7	82.1	72.1	65.8	68.1	85.2	72.0
Insurance Expense Ratio	32.2	31.9	32.5	31.8	30.2	31.4	34.3	31.4	32.1	31.8
Combined Ratio	135.5%	117.4%	117.3%	99.5%	112.3%	103.5%	100.1%	99.5%	117.3%	103.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	94.9%	82.7%	78.8%	65.8%	72.9%	65.4%	54.3%	66.1%	80.4%	64.8%
Insurance Expense Ratio	32.2	31.9	32.5	31.8	30.2	31.4	34.3	31.4	32.1	31.8
Underlying Combined Ratio	127.1%	114.6%	111.3%	97.6%	103.1%	96.8%	88.6%	97.5%	112.5%	96.6%
Non-GAAP Measure Reconciliation
Combined Ratio	135.5%	117.4%	117.3%	99.5%	112.3%	103.5%	100.1%	99.5%	117.3%	103.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.3	2.6	2.7	0.6	0.4	1.6	2.0	0.2	1.8	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	7.2	0.1	3.5	1.2	9.2	5.3	9.8	1.9	3.0	6.4
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	0.1	(0.2)	0.1	(0.4)	(0.2)	(0.3)	(0.1)	—	(0.2)
Underlying Combined Ratio	127.1%	114.6%	111.3%	97.6%	103.1%	96.8%	88.6%	97.5%	112.5%	96.6%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Net Premiums Written	$58.0	$64.9	$65.2	$54.0	$56.4	$65.0	$65.9	$58.2	$242.1	$245.5

Earned Premiums	$61.2	$61.1	$59.7	$59.2	$62.1	$63.9	$64.5	$66.0	$241.2	$256.5
Net Investment Income	9.2	8.7	10.5	8.6	5.5	4.2	1.8	3.9	37.0	15.4
Change in Value of Alternative Energy Partnership Investments	(2.1)	(3.4)	(1.1)	(2.2)	—	—	—	—	(8.8)	—
Total Revenues	68.3	66.4	69.1	65.6	67.6	68.1	66.3	69.9	269.4	271.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	26.2	30.8	34.6	28.4	29.1	30.6	28.7	32.6	120.0	121.0
Catastrophe Losses and LAE	6.2	20.7	21.4	23.4	(5.7)	60.1	18.6	4.6	71.7	77.6
Prior Years:
Non-catastrophe Losses and LAE	1.1	(0.1)	1.4	(1.1)	(0.4)	0.4	(1.5)	(5.5)	1.3	(7.0)
Catastrophe Losses and LAE	(1.9)	—	(3.2)	(0.4)	0.5	0.3	0.7	(1.0)	(5.5)	0.5
Total Incurred Losses and LAE	31.6	51.4	54.2	50.3	23.5	91.4	46.5	30.7	187.5	192.1
Insurance Expenses	18.9	19.0	18.5	18.2	19.1	20.8	21.5	22.6	74.6	84.0
Operating Income (Loss)	17.8	(4.0)	(3.6)	(2.9)	25.0	(44.1)	(1.7)	16.6	7.3	(4.2)
Income Tax Benefit (Expense)	(2.6)	4.8	2.0	4.5	(4.8)	9.4	0.5	(3.4)	8.7	1.7
Total Product Line Net Operating Income (Loss)	$15.2	$0.8	$(1.6)	$1.6	$20.2	$(34.7)	$(1.2)	$13.2	$16.0	$(2.5)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	42.8%	50.4%	58.1%	48.1%	46.8%	47.8%	44.5%	49.3%	49.8%	47.1%
Current Year Catastrophe Losses and LAE Ratio	10.1	33.9	35.8	39.5	(9.2)	94.1	28.8	7.0	29.7	30.3
Prior Years Non-catastrophe Losses and LAE Ratio	1.8	(0.2)	2.3	(1.9)	(0.6)	0.6	(2.3)	(8.3)	0.5	(2.7)
Prior Years Catastrophe Losses and LAE Ratio	(3.1)	—	(5.4)	(0.7)	0.8	0.5	1.1	(1.5)	(2.3)	0.2
Total Incurred Loss and LAE Ratio	51.6	84.1	90.8	85.0	37.8	143.0	72.1	46.5	77.7	74.9
Insurance Expense Ratio	30.9	31.1	31.0	30.7	30.8	32.6	33.3	34.2	30.9	32.7
Combined Ratio	82.5%	115.2%	121.8%	115.7%	68.6%	175.6%	105.4%	80.7%	108.6%	107.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	42.8%	50.4%	58.1%	48.1%	46.8%	47.8%	44.5%	49.3%	49.8%	47.1%
Insurance Expense Ratio	30.9	31.1	31.0	30.7	30.8	32.6	33.3	34.2	30.9	32.7
Underlying Combined Ratio	73.7%	81.5%	89.1%	78.8%	77.6%	80.4%	77.8%	83.5%	80.7%	79.8%
Non-GAAP Measure Reconciliation
Combined Ratio	82.5%	115.2%	121.8%	115.7%	68.6%	175.6%	105.4%	80.7%	108.6%	107.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	10.1	33.9	35.8	39.5	(9.2)	94.1	28.8	7.0	29.7	30.3
Prior Years Non-catastrophe Losses and LAE Ratio	1.8	(0.2)	2.3	(1.9)	(0.6)	0.6	(2.3)	(8.3)	0.5	(2.7)
Prior Years Catastrophe Losses and LAE Ratio	(3.1)	—	(5.4)	(0.7)	0.8	0.5	1.1	(1.5)	(2.3)	0.2
Underlying Combined Ratio	73.7%	81.5%	89.1%	78.8%	77.6%	80.4%	77.8%	83.5%	80.7%	79.8%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Net Premiums Written	$49.9	$56.1	$56.3	$46.1	$48.3	$55.7	$57.2	$49.9	$208.4	$211.1

Earned Premiums	$52.7	$52.5	$51.3	$50.8	$53.3	$55.0	$55.6	$56.8	$207.3	$220.7
Net Investment Income	8.3	7.9	9.6	7.8	5.0	3.8	1.6	3.6	33.6	14.0
Change in Value of Alternative Energy Partnership Investments	(1.9)	(3.1)	(1.0)	(2.0)	—	—	—	—	(8.0)	—
Total Revenues	59.1	57.3	59.9	56.6	58.3	58.8	57.2	60.4	232.9	234.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	22.8	26.6	30.5	24.2	26.5	28.1	25.4	28.7	104.1	108.7
Catastrophe Losses and LAE	6.0	20.4	21.8	22.0	(10.1)	58.6	18.2	4.5	70.2	71.2
Prior Years:
Non-catastrophe Losses and LAE	(0.1)	(0.2)	0.2	(2.5)	0.3	2.0	(0.8)	(4.3)	(2.6)	(2.8)
Catastrophe Losses and LAE	(2.1)	0.1	(1.8)	(0.1)	0.6	0.2	0.6	(0.7)	(3.9)	0.7
Total Incurred Losses and LAE	26.6	46.9	50.7	43.6	17.3	88.9	43.4	28.2	167.8	177.8
Insurance Expenses	16.3	16.3	16.1	15.7	16.6	18.2	18.6	19.5	64.4	72.9
Operating Income (Loss)	16.2	(5.9)	(6.9)	(2.7)	24.4	(48.3)	(4.8)	12.7	0.7	(16.0)
Income Tax Benefit (Expense)	(2.4)	4.8	2.6	4.1	(4.7)	10.3	1.1	(2.6)	9.1	4.1
Total Product Line Net Operating Income (Loss)	$13.8	$(1.1)	$(4.3)	$1.4	$19.7	$(38.0)	$(3.7)	$10.1	$9.8	$(11.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	43.3%	50.6%	59.4%	47.6%	49.7%	51.1%	45.7%	50.5%	50.2%	49.3%
Current Year Catastrophe Losses and LAE Ratio	11.4	38.9	42.5	43.3	(18.9)	106.5	32.7	7.9	33.9	32.3
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	(0.4)	0.4	(4.9)	0.6	3.6	(1.4)	(7.6)	(1.3)	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	(4.0)	0.2	(3.5)	(0.2)	1.1	0.4	1.1	(1.2)	(1.9)	0.3
Total Incurred Loss and LAE Ratio	50.5	89.3	98.8	85.8	32.5	161.6	78.1	49.6	80.9	80.6
Insurance Expense Ratio	30.9	31.0	31.4	30.9	31.1	33.1	33.5	34.3	31.1	33.0
Combined Ratio	81.4%	120.3%	130.2%	116.7%	63.6%	194.7%	111.6%	83.9%	112.0%	113.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	43.3%	50.6%	59.4%	47.6%	49.7%	51.1%	45.7%	50.5%	50.2%	49.3%
Insurance Expense Ratio	30.9	31.0	31.4	30.9	31.1	33.1	33.5	34.3	31.1	33.0
Underlying Combined Ratio	74.2%	81.6%	90.8%	78.5%	80.8%	84.2%	79.2%	84.8%	81.3%	82.3%
Non-GAAP Measure Reconciliation
Combined Ratio	81.4%	120.3%	130.2%	116.7%	63.6%	194.7%	111.6%	83.9%	112.0%	113.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	11.4	38.9	42.5	43.3	(18.9)	106.5	32.7	7.9	33.9	32.3
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	(0.4)	0.4	(4.9)	0.6	3.6	(1.4)	(7.6)	(1.3)	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	(4.0)	0.2	(3.5)	(0.2)	1.1	0.4	1.1	(1.2)	(1.9)	0.3
Underlying Combined Ratio	74.2%	81.6%	90.8%	78.5%	80.8%	84.2%	79.2%	84.8%	81.3%	82.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Net Premiums Written	$8.1	$8.8	$8.9	$7.9	$8.1	$9.3	$8.7	$8.3	$33.7	$34.4

Earned Premiums	$8.5	$8.6	$8.4	$8.4	$8.8	$8.9	$8.9	$9.2	$33.9	$35.8
Net Investment Income	0.9	0.8	0.9	0.8	0.5	0.4	0.2	0.3	3.4	1.4
Change in Value of Alternative Energy Partnership Investments	(0.2)	(0.3)	(0.1)	(0.2)	—	—	—	—	(0.8)	—
Total Revenues	9.2	9.1	9.2	9.0	9.3	9.3	9.1	9.5	36.5	37.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	3.4	4.2	4.1	4.2	2.6	2.5	3.3	3.9	15.9	12.3
Catastrophe Losses and LAE	0.2	0.3	(0.4)	1.4	4.4	1.5	0.4	0.1	1.5	6.4
Prior Years:
Non-catastrophe Losses and LAE	1.2	0.1	1.2	1.4	(0.7)	(1.6)	(0.7)	(1.2)	3.9	(4.2)
Catastrophe Losses and LAE	0.2	(0.1)	(1.4)	(0.3)	(0.1)	0.1	0.1	(0.3)	(1.6)	(0.2)
Total Incurred Losses and LAE	5.0	4.5	3.5	6.7	6.2	2.5	3.1	2.5	19.7	14.3
Insurance Expenses	2.6	2.7	2.4	2.5	2.5	2.6	2.9	3.1	10.2	11.1
Operating Income (Loss)	1.6	1.9	3.3	(0.2)	0.6	4.2	3.1	3.9	6.6	11.8
Income Tax Benefit (Expense)	(0.2)	—	(0.6)	0.4	(0.1)	(0.9)	(0.6)	(0.8)	(0.4)	(2.4)
Total Product Line Net Operating Income (Loss)	$1.4	$1.9	$2.7	$0.2	$0.5	$3.3	$2.5	$3.1	$6.2	$9.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	39.9%	48.8%	48.9%	50.0%	29.6%	28.1%	37.1%	42.4%	46.9%	34.3%
Current Year Catastrophe Losses and LAE Ratio	2.4	3.5	(4.8)	16.7	50.0	16.9	4.5	1.1	4.4	17.9
Prior Years Non-catastrophe Losses and LAE Ratio	14.1	1.2	14.3	16.7	(8.0)	(18.0)	(7.9)	(13.0)	11.5	(11.7)
Prior Years Catastrophe Losses and LAE Ratio	2.4	(1.2)	(16.7)	(3.6)	(1.1)	1.1	1.1	(3.3)	(4.7)	(0.6)
Total Incurred Loss and LAE Ratio	58.8	52.3	41.7	79.8	70.5	28.1	34.8	27.2	58.1	39.9
Insurance Expense Ratio	30.6	31.4	28.6	29.8	28.4	29.2	32.6	33.7	30.1	31.0
Combined Ratio	89.4%	83.7%	70.3%	109.6%	98.9%	57.3%	67.4%	60.9%	88.2%	70.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	39.9%	48.8%	48.9%	50.0%	29.6%	28.1%	37.1%	42.4%	46.9%	34.3%
Insurance Expense Ratio	30.6	31.4	28.6	29.8	28.4	29.2	32.6	33.7	30.1	31.0
Underlying Combined Ratio	70.5%	80.2%	77.5%	79.8%	58.0%	57.3%	69.7%	76.1%	77.0%	65.3%
Non-GAAP Measure Reconciliation
Combined Ratio	89.4%	83.7%	70.3%	109.6%	98.9%	57.3%	67.4%	60.9%	88.2%	70.9%
Less:
Current Year Catastrophe Losses and LAE Ratio	2.4	3.5	(4.8)	16.7	50.0	16.9	4.5	1.1	4.4	17.9
Prior Years Non-catastrophe Losses and LAE Ratio	14.1	1.2	14.3	16.7	(8.0)	(18.0)	(7.9)	(13.0)	11.5	(11.7)
Prior Years Catastrophe Losses and LAE Ratio	2.4	(1.2)	(16.7)	(3.6)	(1.1)	1.1	1.1	(3.3)	(4.7)	(0.6)
Underlying Combined Ratio	70.5%	80.2%	77.5%	79.8%	58.0%	57.3%	69.7%	76.1%	77.0%	65.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life & Health Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Earned Premiums	$164.2	$164.1	$164.2	$161.0	$162.4	$160.6	$162.7	$163.0	$653.5	$648.7
Net Investment Income	50.8	48.4	52.4	51.1	52.8	50.7	44.3	51.0	202.7	198.8
Change in Value of Alternative Energy Partnership Investments	(3.7)	(6.1)	(2.0)	(4.0)	—	—	—	—	(15.8)	—
Other Income	(1.6)	0.1	0.1	0.1	—	—	0.5	0.1	(1.3)	0.6
Total Revenues	209.7	206.5	214.7	208.2	215.2	211.3	207.5	214.1	839.1	848.1
Policyholders’ Benefits and Incurred Losses and LAE	116.2	119.5	115.3	118.7	121.8	113.6	105.9	100.7	469.7	442.0
Insurance Expenses	89.5	92.9	86.2	90.3	83.8	82.5	81.7	86.9	358.9	334.9
Operating Income (Loss)	4.0	(5.9)	13.2	(0.8)	9.6	15.2	19.9	26.5	10.5	71.2
Income Tax Benefit (Expense)	1.1	8.7	(0.2)	8.1	(0.2)	(3.0)	(3.8)	(4.2)	17.7	(11.2)
Segment Net Operating Income (Loss)	$5.1	$2.8	$13.0	$7.3	$9.4	$12.2	$16.1	$22.3	$28.2	$60.0

	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Insurance Reserves:
Future Policyholder Benefits	$3,454.1	$3,436.1	$3,466.4	$3,448.0	$3,440.5	$3,426.4	$3,407.0	$3,397.1
Incurred Losses and LAE Reserves:
Life	60.7	62.3	58.8	68.1	61.1	59.0	61.6	75.5
Accident and Health	26.1	25.7	26.4	25.5	25.9	26.1	29.1	28.2
Property	3.6	7.4	4.4	5.4	4.6	5.1	3.8	3.1
Total Incurred Losses and LAE Reserves	90.4	95.4	89.6	99.0	91.6	90.2	94.5	106.8
Insurance Reserves	$3,544.5	$3,531.5	$3,556.0	$3,547.0	$3,532.1	$3,516.6	$3,501.5	$3,503.9

Kemper Corporation
Life & Health Insurance Segment
Life Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Earned Premiums	$101.5	$101.5	$100.6	$98.1	$96.5	$96.3	$95.7	$97.2	$401.7	$385.7
Net Investment Income	49.3	47.0	50.9	49.6	52.3	47.5	44.8	48.7	196.8	193.3
Change in Value of Alternative Energy Partnership Investments	(3.5)	(5.8)	(1.9)	(3.8)	—	—	—	—	(15.0)	—
Other Income	(1.6)	—	—	—	(0.1)	—	0.1	—	(1.6)	—
Total Revenues	145.7	142.7	149.6	143.9	148.7	143.8	140.6	145.9	581.9	579.0
Policyholders’ Benefits and Incurred Losses and LAE	88.2	87.3	81.9	87.9	89.4	84.0	76.7	68.1	345.3	318.2
Insurance Expenses	60.5	61.5	55.6	58.0	52.9	54.7	50.9	60.3	235.6	218.8
Operating Income (Loss)	(3.0)	(6.1)	12.1	(2.0)	6.4	5.1	13.0	17.5	1.0	42.0
Income Tax Benefit (Expense)	2.4	8.4	(0.1)	8.0	0.3	(0.8)	(2.4)	(2.3)	18.7	(5.2)
Total Product Line Operating Income (Loss)	$(0.6)	$2.3	$12.0	$6.0	$6.7	$4.3	$10.6	$15.2	$19.7	$36.8

Kemper Corporation
Life & Health Insurance Segment
Accident & Health Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Earned Premiums	$47.6	$47.0	$47.9	$47.4	$50.2	$48.9	$50.8	$49.4	$189.9	$199.3
Net Investment Income	0.9	0.9	0.8	1.0	0.3	3.1	(0.4)	2.0	3.6	5.0
Change in Value of Alternative Energy Partnership Investments	(0.1)	(0.1)	—	(0.1)	—	—	—	—	(0.3)	—
Other Income	—	0.1	0.1	0.1	0.1	—	0.4	0.1	0.3	0.6
Total Revenues	48.4	47.9	48.8	48.4	50.6	52.0	50.8	51.5	193.5	204.9
Policyholders’ Benefits and Incurred Losses and LAE	21.9	22.9	26.8	24.5	24.5	20.7	22.0	28.1	96.1	95.3
Insurance Expenses	21.5	23.5	22.2	24.4	25.1	22.1	24.6	20.1	91.6	91.9
Operating Income (Loss)	5.0	1.5	(0.2)	(0.5)	1.0	9.2	4.2	3.3	5.8	17.7
Income Tax Benefit (Expense)	(1.0)	(0.2)	0.1	0.2	—	(2.0)	(0.9)	(0.7)	(0.9)	(3.6)
Total Product Line Net Operating Income (Loss)	$4.0	$1.3	$(0.1)	$(0.3)	$1.0	$7.2	$3.3	$2.6	$4.9	$14.1

Kemper Corporation
Life & Health Insurance Segment
Property Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Results of Operations
Earned Premiums	$15.1	$15.6	$15.7	$15.5	$15.7	$15.4	$16.2	$16.4	$61.9	$63.7
Net Investment Income	0.6	0.5	0.7	0.5	0.2	0.1	(0.1)	0.3	2.3	0.5
Change in Value of Alternative Energy Partnership Investments	(0.1)	(0.2)	(0.1)	(0.1)	—	—	—	—	(0.5)	—
Total Revenues	15.6	15.9	16.3	15.9	15.9	15.5	16.1	16.7	63.7	64.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	3.2	3.6	4.2	3.2	2.5	5.2	3.5	4.0	14.2	15.2
Catastrophe Losses and LAE	2.9	5.7	2.5	1.9	5.3	3.1	3.2	0.8	13.0	12.4
Prior Years:
Non-catastrophe Losses and LAE	—	0.4	0.1	0.7	0.1	0.4	0.3	(0.4)	1.2	0.4
Catastrophe Losses and LAE	—	(0.4)	(0.2)	0.5	—	0.2	0.2	0.1	(0.1)	0.5
Total Incurred Losses and LAE	6.1	9.3	6.6	6.3	7.9	8.9	7.2	4.5	28.3	28.5
Insurance Expenses	7.5	7.9	8.4	7.9	5.8	5.7	6.2	6.5	31.7	24.2
Operating Income (Loss)	2.0	(1.3)	1.3	1.7	2.2	0.9	2.7	5.7	3.7	11.5
Income Tax Benefit (Expense)	(0.3)	0.5	(0.2)	(0.1)	(0.5)	(0.2)	(0.5)	(1.2)	(0.1)	(2.4)
Total Product Line Net Operating Income (Loss)	$1.7	$(0.8)	$1.1	$1.6	$1.7	$0.7	$2.2	$4.5	$3.6	$9.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	21.2%	23.1%	26.8%	20.6%	15.9%	33.8%	21.5%	24.3%	23.0%	23.8%
Current Year Catastrophe Losses and LAE Ratio	19.2	36.5	15.9	12.3	33.8	20.1	19.8	4.9	21.0	19.5
Prior Years Non-catastrophe Losses and LAE Ratio	—	2.6	0.6	4.5	0.6	2.6	1.9	(2.4)	1.9	0.6
Prior Years Catastrophe Losses and LAE Ratio	—	(2.6)	(1.3)	3.2	—	1.3	1.2	0.6	(0.2)	0.8
Total Incurred Loss and LAE Ratio	40.4	59.6	42.0	40.6	50.3	57.8	44.4	27.4	45.7	44.7
Insurance Expense Ratio	49.7	50.6	53.5	51.0	36.9	37.0	38.3	39.6	51.2	38.0
Combined Ratio	90.1%	110.2%	95.5%	91.6%	87.2%	94.8%	82.7%	67.0%	96.9%	82.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	21.2%	23.1%	26.8%	20.6%	15.9%	33.8%	21.5%	24.3%	23.0%	23.8%
Insurance Expense Ratio	49.7	50.6	53.5	51.0	36.9	37.0	38.3	39.6	51.2	38.0
Underlying Combined Ratio	70.9%	73.7%	80.3%	71.6%	52.8%	70.8%	59.8%	63.9%	74.2%	61.8%
Non-GAAP Measure Reconciliation
Combined Ratio	90.1%	110.2%	95.5%	91.6%	87.2%	94.8%	82.7%	67.0%	96.9%	82.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	19.2	36.5	15.9	12.3	33.8	20.1	19.8	4.9	21.0	19.5
Prior Years Non-catastrophe Losses and LAE Ratio	—	2.6	0.6	4.5	0.6	2.6	1.9	(2.4)	1.9	0.6
Prior Years Catastrophe Losses and LAE Ratio	—	(2.6)	(1.3)	3.2	—	1.3	1.2	0.6	(0.2)	0.8
Underlying Combined Ratio	70.9%	73.7%	80.3%	71.6%	52.8%	70.8%	59.8%	63.9%	74.2%	61.8%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Expenses
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Insurance Expenses:
Commissions	$192.3	$210.0	$220.1	$195.2	$183.3	$195.5	$178.2	$188.8	$817.6	$745.8
General Expenses	87.5	85.1	82.3	84.6	83.1	74.6	79.2	70.5	339.5	307.4
Premium Taxes	25.2	26.5	27.2	25.4	23.0	23.3	23.1	24.8	104.3	94.2
Total Costs Incurred	305.0	321.6	329.6	305.2	289.4	293.4	280.5	284.1	1,261.4	1,147.4
Net Policy Acquisition Costs Deferred	(1.0)	(23.8)	(41.1)	(22.4)	(11.1)	(17.4)	(9.3)	(13.8)	(88.3)	(51.6)
Amortization of Valuation of Business Acquired ("VOBA")	5.1	13.5	25.5	0.9	1.0	0.9	1.5	1.3	45.0	4.7
Insurance Expenses	309.1	311.3	314.0	283.7	279.3	276.9	272.7	271.6	1,218.1	1,100.5
Interest and Other Expenses:
Interest Expense	10.6	10.7	11.2	11.1	11.3	8.3	8.9	7.5	43.6	36.0
Other Expenses:
Acquisition Related Transaction, Integration and Other Costs	9.2	8.0	10.4	16.3	20.0	14.4	17.1	11.8	43.9	63.3
Pension Settlement Expense	—	—	—	—	64.1	—	—	—	—	64.1
Other	36.4	33.2	32.5	29.8	33.4	24.5	25.0	25.2	131.9	108.1
Other Expenses	45.6	41.2	42.9	46.1	117.5	38.9	42.1	37.0	175.8	235.5
Interest and Other Expenses	56.2	51.9	54.1	57.2	128.8	47.2	51.0	44.5	219.4	271.5
Total Expenses	$365.3	$363.2	$368.1	$340.9	$408.1	$324.1	$323.7	$316.1	$1,437.5	$1,372.0

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Net Investment Income
Interest on Fixed Income Securities	$70.6	$68.4	$69.7	$69.0	$71.8	$72.7	$74.3	$71.0	$277.7	$289.8
Dividends on Equity Securities Excluding Alternative Investments	6.1	2.9	4.8	2.1	4.7	2.8	3.6	4.3	15.9	15.4
Alternative Investments:
Equity Method Limited Liability Investments	5.8	12.0	16.4	22.5	7.6	8.2	(12.7)	1.8	56.7	4.9
Limited Liability Investments Included in Equity Securities	17.6	9.5	15.3	4.5	14.8	2.4	1.1	3.8	46.9	22.1
Total Alternative Investments	23.4	21.5	31.7	27.0	22.4	10.6	(11.6)	5.6	103.6	27.0
Short-term Investments	0.4	0.2	(0.8)	1.2	1.3	2.3	0.3	1.6	1.0	5.5
Loans to Policyholders	5.4	5.4	5.4	5.5	5.5	5.5	5.5	5.6	21.7	22.1
Real Estate	2.2	2.3	2.4	2.4	2.5	2.3	2.3	2.5	9.3	9.6
Other	9.3	9.1	9.3	4.7	3.9	2.7	2.4	4.2	32.4	13.2
Total Investment Income	117.4	109.8	122.5	111.9	112.1	98.9	76.8	94.8	461.6	382.6
Investment Expenses:
Real Estate	2.9	2.6	2.1	2.1	2.3	1.2	2.7	2.6	9.7	8.8
Other Investment Expenses	6.1	5.3	6.5	6.7	7.1	5.6	6.3	6.6	24.6	25.6
Total Investment Expenses	9.0	7.9	8.6	8.8	9.4	6.8	9.0	9.2	34.3	34.4
Net Investment Income	$108.4	$101.9	$113.9	$103.1	$102.7	$92.1	$67.8	$85.6	$427.3	$348.2
Net Realized Gains (Losses) on Sales of Investments
Fixed Maturities:
Gains on Sales	$20.7	$10.3	$19.2	$13.2	$1.9	$11.9	$10.9	$15.9	$63.4	$40.6
Losses on Sales	(0.4)	(0.4)	(0.2)	(1.1)	(4.4)	(1.9)	(0.5)	(1.1)	(2.1)	(7.9)
Equity Securities:
Gains on Sales	2.3	0.1	—	1.7	4.4	0.1	0.1	1.3	4.1	5.9
Losses on Sales	(0.5)	(0.2)	—	—	(1.7)	—	—	(0.2)	(0.7)	(1.9)
Equity Method Limited Liability Investments:
Gains on Sales	—	0.4	—	—	—	—	—	—	0.4	—
Losses on Sales	—	—	—	—	(0.3)	(0.1)	—	—	—	(0.4)
Real Estate:
Gains on Sales	—	(0.1)	0.2	—	—	—	1.2	0.6	0.1	1.8
Losses on Sales	(0.4)	—	—	—	—	—	—	—	(0.4)	—
Net Realized Gains (Losses) on Sales of Investments	$21.7	$10.1	$19.2	$13.8	$(0.1)	$10.0	$11.7	$16.5	$64.8	$38.1
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(3.1)	$0.5	$(0.6)	$(3.2)	$1.3	$(1.0)	$(7.0)	$(10.0)	$(6.4)	$(16.7)
Equity Securities	(0.1)	(0.7)	(2.6)	(0.8)	(0.8)	—	—	(2.0)	(4.2)	(2.8)
Real Estate	—	(0.4)	—	—	—	—	—	—	(0.4)	—
Net Impairment Losses Recognized in Earnings	$(3.2)	$(0.6)	$(3.2)	$(4.0)	$0.5	$(1.0)	$(7.0)	$(12.0)	$(11.0)	$(19.5)

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Dec 31, 2021		Dec 31, 2020		Dec 31, 2019
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$637.4	6.1%	$585.3	5.6%	$815.9	8.8%
States and Political Subdivisions	1,890.1	18.2	1,589.5	15.2	1,515.8	16.4
Foreign Governments	5.5	0.1	5.2	—	16.8	0.2
Corporate Securities:
Bonds and Notes	4,386.9	42.2	4,425.4	42.5	3,859.7	41.7
Redeemable Preferred Stocks	7.4	0.1	7.5	0.1	6.7	0.1
Collateralized Loan Obligations	752.1	7.2	767.7	7.4	618.2	6.7
Other Mortgage- and Asset-backed	307.5	3.0	225.3	2.2	89.0	1.0
Total Fixed Maturities Reported at Fair Value	7,986.9	76.9	7,605.9	73.0	6,922.1	74.7
Equity Securities Reported at Fair Value:
Preferred Stocks	51.8	0.5	59.1	0.6	59.2	0.6
Common Stocks	21.8	0.2	10.8	0.1	13.2	0.1
Other Equity Interests:
Exchange Traded Funds	432.0	4.2	496.6	4.8	586.8	6.3
Limited Liability Companies and Limited Partnerships	325.0	3.1	292.0	2.8	248.1	2.7
Total Equity Securities Reported at Fair Value	830.6	8.0	858.5	8.2	907.3	9.8
Equity Securities Reported at Modified Cost:
Preferred Stocks	7.1	0.1	8.1	0.1	9.1	0.1
Common Stocks	17.4	0.2	16.3	0.2	12.3	0.1
Limited Liability Companies and Limited Partnerships	7.8	0.1	15.7	0.2	20.5	0.2
Total Equity Securities Reported at Modified Cost	32.3	0.4	40.1	0.5	41.9	0.4
Convertible Securities at Fair Value	46.4	0.4	39.9	0.4	37.3	0.4
Equity Method Limited Liability Investments	241.9	2.3	204.0	2.0	220.4	2.4
Alternative Energy Partnership Investments	39.6	0.4	21.3	0.2	—	—
Short-term Investments at Cost which Approximates Fair Value	284.1	2.7	875.4	8.4	470.9	5.1
Other Investments:
Company Owned Life Insurance	448.1	4.3	327.4	3.1	217.0	2.3
Loans to Policyholders at Unpaid Principal	286.2	2.8	297.9	2.9	305.6	3.3
Real Estate at Depreciated Cost	94.0	0.9	98.7	0.9	111.4	1.2
Mortgage Loans	96.8	0.9	54.6	0.5	27.5	0.3
Other	0.5	—	0.4	—	—	—
Total Other Investments	925.6	8.9	779.0	7.4	661.5	7.1
Total Investments	$10,387.4	100.0%	$10,424.1	100.0%	$9,261.4	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Dec 31, 2021		Dec 31, 2020		Dec 31, 2019
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$5,351.6	67.0%	$4,759.9	62.6%	$4,387.1	63.4%
BBB	2,215.1	27.7	2,355.6	31.0	2,044.1	29.5
BB, B	331.0	4.2	353.1	4.6	319.2	4.6
CCC or Lower	89.2	1.1	137.3	1.8	171.7	2.5
Total Investments in Fixed Maturities	$7,986.9	100.0%	$7,605.9	100.0%	$6,922.1	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	8.5		7.8		7.1
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Dec 31, 2021		Dec 31, 2020		Dec 31, 2019
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$1,996.7	19.2%	$1,916.3	18.4%	$1,522.8	16.4%
Manufacturing	1,571.0	15.1	1,633.5	15.7	1,356.4	14.6
Transportation, Communication and Utilities	815.8	7.9	825.5	7.9	650.2	7.0
Services	617.5	5.9	581.3	5.6	604.4	6.5
Mining	254.3	2.4	285.7	2.7	154.5	1.7
Retail Trade	171.4	1.7	172.6	1.7	183.3	2.0
Construction	13.1	0.1	—	—	—	—
Wholesale Trade	—	—	—	—	72.9	0.8
Agriculture, Forestry and Fishing	—	—	—	—	12.4	0.1
Other	14.1	0.1	11.0	0.1	16.6	0.2
Total Fair Value of Non-governmental Fixed Maturities	$5,453.9	52.4%	$5,425.9	52.1%	$4,573.5	49.3%

	Dec 31, 2021
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$151.4	1.5%
California	107.6	1.0
Georgia	98.0	0.9
New York	95.1	0.9
Florida	74.8	0.7
Louisiana	74.7	0.7
Colorado	70.8	0.7
Pennsylvania	68.6	0.7
Equity Securities at Fair Value—Other Equity Interests:
Vanguard Total World Stock ETF	226.9	2.2
iShares® Core MSCI Total International Stock ETF	86.1	0.8
Total	$1,054.0	10.1%
1Excluding Investments in U.S. Government and Government Agencies and Authorities at December 31, 2021.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Dec 31, 2021
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$23.7	$121.2	$6.5	$151.4	8.0%	1.5%
California	13.5	86.9	7.2	107.6	5.7	1.0
Georgia	8.4	84.2	5.4	98.0	5.2	0.9
New York	9.0	79.7	6.4	95.1	5.0	0.9
Florida	—	74.8	—	74.8	4.0	0.7
Louisiana	5.8	31.8	37.1	74.7	4.0	0.7
Colorado	—	70.8	—	70.8	3.7	0.7
Pennsylvania	3.8	58.7	6.1	68.6	3.6	0.7
Washington	1.7	42.6	18.4	62.7	3.3	0.6
Virginia	16.9	38.9	6.8	62.6	3.3	0.6
Oregon	2.9	27.1	32.3	62.3	3.3	0.6
Massachusetts	1.4	52.4	6.4	60.2	3.2	0.6
Maryland	8.3	44.8	2.0	55.1	2.9	0.5
Michigan	—	40.6	14.3	54.9	2.9	0.5
Illinois	0.7	47.3	—	48.0	2.5	0.5
Minnesota	2.3	42.9	—	45.2	2.4	0.4
Ohio	—	38.6	6.3	44.9	2.4	0.4
Tennessee	11.7	27.7	3.5	42.9	2.3	0.4
New Mexico	—	38.6	—	38.6	2.0	0.4
Utah	—	37.5	—	37.5	2.0	0.4
Indiana	—	37.0	—	37.0	2.0	0.4
Missouri	1.3	32.9	—	34.2	1.8	0.3
Connecticut	—	17.0	16.0	33.0	1.7	0.3
District of Columbia	—	24.6	6.9	31.5	1.7	0.3
Rhode Island	—	27.7	1.8	29.5	1.6	0.3
Arizona	0.8	24.7	—	25.5	1.3	0.2
Mississippi	—	10.6	14.7	25.3	1.3	0.2
Hawaii	4.5	4.0	16.0	24.5	1.3	0.2
Nebraska	8.2	12.8	—	21.0	1.1	0.2
New Hampshire	0.5	19.7	—	20.2	1.1	0.2
South Carolina	—	19.9	—	19.9	1.1	0.2
North Carolina	2.0	17.7	—	19.7	1.0	0.2
Arkansas	—	—	18.6	18.6	1.0	0.2
Kentucky	—	17.8	—	17.8	0.9	0.2
Alaska	—	17.6	—	17.6	0.9	0.2
Iowa	—	16.2	—	16.2	0.9	0.2
Oklahoma	—	15.6	—	15.6	0.8	0.2
North Dakota	—	13.7	—	13.7	0.7	0.1
Delaware	1.6	10.8	—	12.4	0.7	0.1
All Other States	9.0	88.9	3.1	101.0	5.3	1.0
Total	$138.0	$1,516.3	$235.8	$1,890.1	100.0%	18.2%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Dec 31, 2021	Dec 31, 2021	Dec 31, 2020
Reported as Equity Method Limited Liability Investments:
Mezzanine Debt	$43.3	$120.0	$102.5
Senior Debt	46.7	27.5	28.6
Distressed Debt	100.1	21.7	14.5
Secondary Transactions	8.3	11.7	11.2
Leveraged Buyout	0.1	8.7	3.5
Growth Equity	—	0.7	0.7
Real Estate	—	29.9	29.9
Hedge Funds	—	8.7	—
Other	—	13.0	13.1
Total Equity Method Limited Liability Investments	198.5	241.9	204.0

Alternative Energy Partnership Investments	—	39.6	21.3

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	53.7	129.3	118.3
Senior Debt	15.1	29.9	33.9
Distressed Debt	20.0	44.9	31.8
Secondary Transactions	6.8	4.0	4.2
Hedge Funds	—	82.7	71.6
Leveraged Buyout	6.0	32.2	30.7
Growth Equity	0.7	2.0	—
Other	—	—	1.5
Total Reported as Other Equity Interests at Fair Value	102.3	325.0	292.0
Reported as Other Equity Interests at Modified Cost:
Other	—	7.7	15.7
Total Reported as Other Equity Interests at Modified Cost	—	7.7	15.7

Total Investments in Limited Liability Companies and Limited Partnerships	$300.8	$614.2	$533.0

Kemper Corporation
Definitions of Non-GAAP Financial Measures

The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.

Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) the after-tax impact of:

(i) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
(ii) Net Realized Gains or Losses on Sales of Investments;
(iii) Impairment Losses;
(iv) Acquisition Related Transaction, Integration and Other Costs;
(v) Debt Extinguishment, Pension and Other Charges; and
(vi) Significant non-recurring or infrequent items that may not be indicative of ongoing operations

Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss). There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income for the twelve and three months ended December 31, 2021 or 2020.

The Company believes that Adjusted Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Gains or Losses on Sales of Investments and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction and Integration Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the overall profitability of the Company’s businesses.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Net Income (Loss) to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended								Year Ended
Dollars in Millions (Unaudited)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Net Income (Loss)	$(105.8)	$(75.3)	$(62.6)	$123.2	$97.5	$122.3	$126.1	$64.0	$(120.5)	$409.9
Less Net Income (Loss) From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	17.5	(0.5)	32.3	41.2	57.8	35.7	56.6	(93.1)	90.5	57.0
Net Realized Gains (Losses) on Sales of Investments	17.2	7.9	15.2	10.9	(0.1)	7.9	9.3	13.0	51.2	30.1
Impairment Losses	(2.5)	(0.5)	(2.5)	(3.2)	0.4	(0.8)	(5.5)	(9.5)	(8.7)	(15.4)
Acquisition Related Transaction, Integration and Other Costs	(7.2)	(6.4)	(8.2)	(12.9)	(15.8)	(11.4)	(13.5)	(9.3)	(34.7)	(50.0)
Debt Extinguishment, Pension and Other Charges	—	—	—	—	(50.6)	—	—	—	—	(50.6)
Adjusted Consolidated Net Operating Income (Loss)	$(130.8)	$(75.8)	$(99.4)	$87.2	$105.8	$90.9	$79.2	$162.9	$(218.8)	$438.8
Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income (Loss) Per Unrestricted Share ‐ basic. A reconciliation of Net Income (Loss) Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic is presented below:

	Three Months Ended								Year Ended
(Unaudited)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Net Income (Loss) Per Unrestricted Share	$(1.66)	$(1.18)	$(0.97)	$1.88	$1.49	$1.87	$1.93	$0.96	$(1.87)	$6.24
Less Net Income (Loss) Per Unrestricted Share From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	0.27	(0.01)	0.50	0.63	0.87	0.54	0.87	(1.40)	1.41	0.87
Net Realized Gains (Losses) on Sales of Investments	0.27	0.13	0.24	0.17	—	0.12	0.14	0.19	0.80	0.46
Impairment Losses	(0.04)	(0.01)	(0.04)	(0.05)	0.01	(0.01)	(0.08)	(0.14)	(0.14)	(0.24)
Acquisition Related Transaction and Integration Costs	(0.11)	(0.10)	(0.13)	(0.20)	(0.24)	(0.17)	(0.21)	(0.14)	(0.54)	(0.76)
Debt Extinguishment, Pension and Other Charges		—	—	—	(0.77)	—	—	—	—	(0.77)
Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share	$(2.05)	$(1.19)	$(1.54)	$1.33	$1.62	$1.39	$1.21	$2.45	$(3.40)	$6.68

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio.

The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Kemper Corporation
As Adjusted for Acquisitions Non-GAAP Financial Measure

As Adjusted for Acquisitions amounts are non-GAAP financial measures. Subsequent to the applicable acquisitions, the As Adjusted for Acquisitions amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons.

Kemper Corporation
As Adjusted for Acquisitions - Consolidated Financial Highlights
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Earned Premiums
Kemper - GAAP As Reported	$1,359.1	$1,356.1	$1,337.7	$1,200.8	$1,214.0	$1,206.5	$1,085.3	$1,166.4	$5,253.7	$4,672.2
AAC - Prior to Acquisition	—	—	—	87.9	91.2	92.6	92.0	90.3	87.9	366.1
As Adjusted for Acquisitions[1]	$1,359.1	$1,356.1	$1,337.7	$1,288.7	$1,305.2	$1,299.1	$1,177.3	$1,256.7	$5,341.6	$5,038.3

Adjusted Consolidated Net Operating Income (Loss)
Kemper	$(130.8)	$(75.8)	$(99.4)	$87.2	$105.8	$90.9	$79.2	$162.9	$(218.8)	$438.8
AAC - Prior to Acquisition	—	—	—	12.3	9.5	12.4	13.3	10.9	12.3	46.1
Less: Impact of Purchase Accounting	(4.5)	(6.7)	(10.1)	(1.8)	(3.2)	(3.2)	(4.4)	(4.4)	(23.1)	(15.2)
As Adjusted for Acquisitions[1]	$(126.3)	$(69.1)	$(89.3)	$101.3	$118.5	$106.5	$96.9	$178.2	$(183.4)	$500.1
1 As Adjusted for Acquisitions is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 36.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisitions - Specialty Property & Casualty Insurance Segment
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Earned Premiums
Kemper Specialty P&C - GAAP As Reported	$1,032.3	$1,028.3	$1,010.3	$877.6	$882.4	$871.4	$759.0	$822.5	$3,948.5	$3,335.3
AAC - Prior to Acquisition	—	—	—	87.9	91.2	92.6	92.0	90.3	87.9	366.1
As Adjusted for Acquisitions[1]	$1,032.3	$1,028.3	$1,010.3	$965.5	$973.6	$964.0	$851.0	$912.8	$4,036.4	$3,701.4

Current Year Non-CAT Losses and LAE
Kemper Specialty P&C - GAAP As Reported	$1,028.5	$924.4	$877.4	$650.0	$626.2	$589.0	$515.8	$619.8	$3,480.3	$2,350.8
AAC - Prior to Acquisition	—	—	—	62.0	62.4	62.6	62.2	62.6	62.0	249.8
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	0.2	0.3	0.3	0.4	0.4	0.3	0.8	0.7	1.2	2.2
As Adjusted for Acquisitions[1]	$1,028.3	$924.1	$877.1	$711.6	$688.2	$651.3	$577.2	$681.7	$3,541.1	$2,598.4

Insurance Expenses
Kemper Specialty P&C - GAAP As Reported	$204.4	$194.2	$205.6	$170.3	$179.1	$159.5	$161.2	$152.1	$774.5	$651.9
AAC - Prior to Acquisition	—	—	—	13.1	17.2	18.3	19.7	15.4	13.1	70.6
Less: Impact of Purchase Accounting
Amortization of VOBA	4.5	12.8	24.8	0.3	0.3	0.3	0.6	0.6	42.4	1.8
Amortization of Estimated Legacy AAC Deferred Policy Acquisition Costs ("DPAC")	(2.8)	(8.4)	(16.0)	—	—	—	—	—	(27.2)	—
Amortization of VOBA, Net of Legacy DPAC	1.7	4.4	8.8	0.3	0.3	0.3	0.6	0.6	15.2	1.8
Amortization of Finite Life Intangible Assets Acquired	3.1	3.1	3.0	0.9	0.9	0.9	0.9	1.2	10.1	3.9
Other	1.1	1.1	1.1	1.1	2.9	3.0	3.0	3.4	4.4	12.3
Total Purchase Accounting Adjustments	5.9	8.6	12.9	2.3	4.1	4.2	4.5	5.2	29.7	18.0

As Adjusted for Acquisitions[1]	$198.5	$185.6	$192.7	$181.1	$192.2	$173.6	$176.4	$162.3	$757.9	$704.5

Underlying Combined Ratio[1]
Kemper Specialty P&C Segment - GAAP As Reported	119.4%	108.9%	107.3%	93.5%	91.3%	85.9%	89.1%	93.9%	107.7%	89.9%
As Adjusted for Acquisitions[1]	118.8%	107.9%	105.9%	92.5%	90.4%	85.6%	88.6%	92.5%	106.5%	89.2%
1 As Adjusted for Acquisitions is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 36.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisitions - Specialty Personal Automobile Insurance
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2021	Dec 31, 2020
Earned Premiums
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$918.1	$920.6	$909.6	$785.4	$796.1	$792.2	$689.8	$753.2	$3,533.7	$3,031.3
AAC - Prior to Acquisition	—	—	—	87.9	91.2	92.6	92.0	90.3	87.9	366.1
As Adjusted for Acquisitions[1]	$918.1	$920.6	$909.6	$873.3	$887.3	$884.8	$781.8	$843.5	$3,621.6	$3,397.4

Current Year Non-CAT Losses and LAE
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$938.5	$843.9	$805.1	$586.4	$569.1	$543.4	$472.4	$576.0	$3,173.9	$2,160.9
AAC - Prior to Acquisition	—	—	—	62.0	62.4	62.6	62.2	62.6	62.0	249.8
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	0.2	0.3	0.2	0.3	0.3	0.2	0.6	0.6	1.0	1.7
As Adjusted for Acquisitions[1]	$938.3	$843.6	$804.9	$648.1	$631.2	$605.8	$534.0	$638.0	$3,234.9	$2,409.0

Insurance Expenses
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$184.3	$176.0	$187.7	$155.3	$162.8	$145.6	$146.7	$139.2	$703.3	$594.3
AAC - Prior to Acquisition	—	—	—	13.1	17.2	18.3	19.7	15.4	13.1	70.6
Less: Impact of Purchase Accounting
Amortization of VOBA	4.4	12.8	24.7	0.2	0.2	0.1	0.4	0.4	42.1	1.1
Amortization of Estimated Legacy AAC Deferred Policy Acquisition Costs ("DPAC")	(2.8)	(8.4)	(16.0)	—	—	—	—	—	(27.2)	—
Amortization of VOBA, Net of Legacy DPAC	1.6	4.4	8.7	0.2	0.2	0.1	0.4	0.4	14.9	1.1
Amortization of Finite Life Intangible Assets Acquired	3.0	2.9	2.8	0.7	0.7	0.7	0.7	1.1	9.4	3.2
Other	0.9	0.8	0.9	0.9	2.4	2.4	2.4	3.0	3.5	10.2
Total Purchase Accounting Adjustments	5.5	8.1	12.4	1.8	3.3	3.2	3.5	4.5	27.8	14.5

As Adjusted for Acquisitions[1]	$178.8	$167.9	$175.3	$166.6	$176.7	$160.7	$162.9	$150.1	$688.6	$650.4

Underlying Combined Ratio[1]
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	122.3%	110.8%	109.1%	94.5%	91.8%	86.9%	89.8%	95.0%	109.7%	90.9%
As Adjusted for Acquisitions[1]	121.7%	109.9%	107.8%	93.3%	91.1%	86.6%	89.1%	93.4%	108.3%	90.1%
1 As Adjusted for Acquisitions is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 36.